                                                                    EXHIBIT 10.2

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                         LEXINGTON PRECISION CORPORATION

                                       and

                            WILMINGTON TRUST COMPANY

                         --------------------------------

                             WARRANT AGENT AGREEMENT

                          Dated as of December 18, 2003

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                             WARRANT AGENT AGREEMENT
                                TABLE OF CONTENTS

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
SECTION 1.   Appointment of Warrant Agent....................................................     1

SECTION 2.   Warrant Certificates............................................................     2

SECTION 3.   Execution of Warrant Certificates...............................................     2

SECTION 4.   Registration and Countersignature...............................................     2

SECTION 5.   Registration of Transfers and Exchanges.........................................     2

                   (a)     Transfer..........................................................     2
                   (b)     Exchange..........................................................     3
                   (c)     Countersignature..................................................     3

SECTION 6.   Terms and Release of Warrants...................................................     3

                   (a)     Terms of Warrants.................................................     3
                   (b)     Exercise of Warrants..............................................     3
                   (c)     Cancellation of Warrants..........................................     3
                   (d)     Inspection by Holders.............................................     4

SECTION 7.   Payment of Taxes................................................................     4

SECTION 8.   Mutilated or Missing Warrant Certificates.......................................     4

SECTION 9.   Reservation of Warrant Shares...................................................     4

SECTION 10.  Adjustment of Number of Warrant Shares..........................................     4

                   (a)     Notice of Adjustment..............................................     4
                   (b)     Warrant Agent's Disclaimer........................................     5

SECTION 11.   Fractional Interests...........................................................     5

SECTION 12.   Notices to Warrant holders; No Rights as Shareholders..........................     5

SECTION 13.   Merger, Consolidation, or Change of Name of Warrant Agent......................     5

SECTION 14.   Warrant Agent..................................................................     6

                   (a)     Correctness of Statements.........................................     6
                   (b)     Breach of Covenants...............................................     6
                   (c)     Reliance on Counsel...............................................     6
                   (d)     Reliance on Documents.............................................     6
                   (e)     Compensation......................................................     6
                   (f)     Legal Proceedings.................................................     7
                   (g)     Other Transactions in Securities of the Company...................     7

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
                   (h)     Liability of Warrant Agent........................................     7
                   (i)     Adjustment of Exercise Price......................................     7
                   (j)     Written Instructions..............................................     8
                   (k)     Proper Execution..................................................     8

SECTION 15.   Change of Warrant Agent........................................................     8

SECTION 16.   Notices to Company and Warrant Agent...........................................     8

SECTION 17.   Supplements and Amendments.....................................................     9

SECTION 18.   Successors.....................................................................     9

SECTION 19.   Termination....................................................................     9

SECTION 20.   Governing Law..................................................................     9

SECTION 21.   Benefits of This Agreement.....................................................    10

SECTION 22.   Counterparts...................................................................    10

Exhibits

Exhibit A     Form of Warrant Certificate

                                     - ii -
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                  WARRANT AGENT AGREEMENT dated as of December 18, 2003 between
Lexington Precision Corporation, a Delaware corporation (the "COMPANY"), and Wilmington Trust Company, a Delaware banking corporation, as Warrant Agent (the "WARRANT AGENT").

                  WHEREAS, the Company intends to issue common stock purchase warrants (the "WARRANTS") to holders of the Company's 12 3/4% Senior Subordinated Notes due February 1, 2000 (the "OLD NOTES"), which, in the aggregate, entitle the holders thereof to purchase up to [423,923] shares of common stock of the Company, par value $.25 per share (the "COMMON STOCK"), during the period from August 1, 2005, through August 1, 2009 (the Common Stock issuable on exercise of the Warrants being referred to herein as the "WARRANT SHARES"), in connection with an Exchange Offer (the "EXCHANGE OFFER"), whereby the Company is seeking tenders of the Old Notes in exchange for units, consisting of new 12% Senior Subordinated Notes due August 1, 2009 (the "NEW NOTES"), and the Warrants (collectively with the New Notes, the "UNITS").

                  WHEREAS, the Company intends to issue Warrants to holders of the Company's 14% Junior Subordinated Notes due August 1, 2001 (the "OLD JUNIOR NOTES"), which in the aggregate, entitle the holders thereof to purchase up to 3,467 Warrant Shares during the period from August 1, 2005, through August 1, 2009, in connection with the Exchange Offer, whereby the Exchange Offer will not be consummated unless, prior to or simultaneous therewith, as one of the conditions to the Exchange Offer, the Company's Old Junior Notes have been exchanged for units, consisting of new 13% Junior Subordinated Notes due November 1, 2009 (the "NEW JUNIOR NOTES") and Warrants (collectively with the New Junior Notes, the "JUNIOR NOTE UNITS").

                  WHEREAS, prior to August 1, 2005, the Warrants and the New Notes or the New Junior Notes will be transferable only as a Unit or Junior Note Unit. If any or all of the New Notes or the New Junior Notes are redeemed by the Company prior to August 1, 2005, the Warrants attached to those New Notes or New Junior Notes, respectively will revert to the Company for no further consideration and will be cancelled.

                  WHEREAS, the terms and conditions of the Exchange Offer are as set forth in an Amended Offering Circular dated March 7, 2003, as amended on September 18, 2003, and as otherwise extended, amended or supplemented through the date of this Warrant Agent Agreement (the "OFFERING CIRCULAR") and the related Letter of Transmittal. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Offering Circular.

                  WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance, transfer, exchange, and exercise of Warrants and other matters as provided herein;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

                  SECTION 1. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth hereinafter in this Agreement, and the Warrant Agent hereby accepts such appointment.

                  SECTION 2. Warrant Certificates. The certificates evidencing the Warrants (the "WARRANT CERTIFICATES") to be delivered pursuant to this Agreement shall be in registered form only and shall be substantially in the form set forth in Exhibit A attached hereto.

                  SECTION 3. Execution of Warrant Certificates. Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board or its President or a Vice President and by its Secretary or an Assistant Secretary. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, President, Vice President, Secretary, or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President, Vice President, Secretary, or Assistant Secretary, notwithstanding the fact that at the time the Warrant Certificates shall be countersigned and delivered he or she shall have ceased to hold such office.

                  In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before such Warrant Certificates shall have been countersigned by the Warrant Agent, such Warrant Certificates nevertheless may be countersigned and delivered as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agent Agreement any such person was not such officer.

                  SECTION 4. Registration and Countersignature. The Warrant Agent shall number and register the Warrants in a Warrant Register, to be maintained by the Warrant Agent as Warrants are issued.

                  Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. The Warrant Agent shall, upon written instructions of the Chairman of the Board, the President, a Vice President, the Treasurer, or the Chief Financial Officer of the Company, initially countersign, issue, and deliver Warrant Certificates collectively for all Warrants outstanding entitling the holders thereof to purchase not more than the number of Warrant Shares referred to above in the first recital hereof and shall countersign and deliver Warrants as otherwise provided in this Agreement.

                  The Company and the Warrant Agent may deem and treat the registered holder(s) of each Warrant Certificate as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

                  SECTION 5. Registration of Transfers and Exchanges.

                  (a) Transfer. The Warrant Agent shall, subject to the limitations of Section 6 hereof and upon satisfaction of the terms and conditions set forth in the Warrant Certificate, register the transfer of any outstanding Warrant Certificate in the Warrant Register. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee(s) and the

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

surrendered Warrant Certificate shall be cancelled by the Warrant Agent. Cancelled Warrant Certificates shall thereafter be disposed of by the Warrant Agent in its customary manner.

                  (b) Exchange. Subject to the terms of this Agreement, Warrant Certificates may be exchanged at the option of the holder(s) thereof, when surrendered to the Warrant Agent at its principal office, for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Any holder desiring to exchange a Warrant Certificate shall deliver a written request to the Warrant Agent, and shall surrender, duly endorsed or accompanied (if so required by the Warrant Agent) by a written instrument or instruments of transfer in form satisfactory to the Warrant Agent, the Warrant Certificate or Warrant Certificates to be so exchanged. Warrant Certificates surrendered for exchange shall be cancelled by the Warrant Agent. Such cancelled Warrant Certificates shall then be disposed of by the Warrant Agent in its customary manner.

                  (c) Countersignature. The Warrant Agent is hereby authorized to countersign, in accordance with the provisions of this Section 5 and of Section 4 hereof, the new Warrant Certificates required pursuant to the provisions of this Section 5.

                  SECTION 6. Terms and Release of Warrants.

                  (a) Terms of Warrants. The terms of the Warrants shall be as set forth in the Warrant Certificate.

                  (b) Exercise of Warrants. A Warrant may be exercised by the holder thereof as set forth in the Warrant Certificate. In the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new Warrant Certificate evidencing the remaining Warrant or Warrants will be issued, and the Warrant Agent is hereby irrevocably authorized to countersign and to deliver the required new Warrant Certificate or Certificates pursuant to the provisions of this Section 6 and of Section 4 hereof, and the Company, whenever required by the Warrant Agent, shall supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purpose. The Warrant Agent may assume that any Warrant presented for exercise is permitted to be so exercised under applicable law and shall have no liability for acting in reliance on such assumption.

                  (c) Cancellation of Warrants. (i) All Warrant Certificates surrendered upon exercise of Warrants shall be canceled by the Warrant Agent. Such canceled Warrant Certificates shall then be disposed of by the Warrant Agent in its customary manner. The Warrant Agent shall account to the Company promptly with respect to Warrants exercised and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

                  (ii) Additionally, if any or all of the New Notes or the New Junior Notes are redeemed by the Company prior to August 1, 2005, the Warrants attached to those New Notes or New Junior Notes, respectively, will revert to the Company for no further consideration and will be canceled.

                                     - 3 -
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                  (d)      Inspection by Holders. The Warrant Agent shall keep
copies of this Agreement and any notices given or received hereunder available for inspection by the holders with reasonable prior written notice during normal business hours at its office. The Company shall supply the Warrant Agent from time to time with such number of copies of this Agreement as the Warrant Agent may request.

                  SECTION 7. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  SECTION 8. Mutilated or Missing Warrant Certificates. In case any of the Warrant Certificates shall be mutilated, lost, stolen, or destroyed, the Company shall issue and the Warrant Agent shall countersign a new Warrant Certificate upon the terms and conditions set forth in the Warrant Certificate.

                  SECTION 9. Reservation of Warrant Shares. The Company will reserve and keep available, as set forth in the Warrant Certificate, a number of shares of Common Stock sufficient for the exercise of the Warrants. The Warrant Agent shall have no duty to verify availability of such shares set aside by the Company.

                  The Company will keep a copy of this Agreement on file with the transfer agent for the Common Stock (the "TRANSFER AGENT") and with every subsequent transfer agent for the Common Stock. The Warrant Agent is hereby authorized to requisition from time to time from the Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply the Transfer Agent with duly executed certificates for such purpose and will provide or otherwise make available any cash that may be payable as provided in Section 11 hereof. The Company will furnish to the Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each holder pursuant to Section 13 hereof.

                  SECTION 10. Adjustment of Number of Warrant Shares. The number of Warrant Shares issuable upon the exercise of each Warrant, the exercise price (the "Exercise Price"), and the kind of securities purchasable upon exercise of the Warrants is subject to adjustment from time to time as set forth in the Warrant Certificate and upon the occurrence of the events seth forth therein.

                  (a) Notice of Adjustment. Whenever the number of shares of Common Stock issuable upon exercise of each Warrant is adjusted, the Company shall provide notices thereof as required by the Warrant Certificate.

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                  (b)      Warrant Agent's Disclaimer. The Warrant Agent has no
duty to determine when an adjustment under this Section 10 should be made, how it should be made, or what it should be. The Warrant Agent makes no representation as to the validity or value of any securities or assets issued upon exercise of Warrants. The Warrant Agent shall not be responsible for the Company's failure to comply with this Section.

                  SECTION 11. Fractional Interests. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants except as set forth in the Warrant Certificates.

                  SECTION 12. Notices to Warrant holders; No Rights as Shareholders . Upon any adjustment of the Exercise Price pursuant to Section 10 herein, the Company shall give notice of such adjustment as set forth in the Warrant Certificate. The Warrant Agent shall be fully protected in relying on any such notice provided to it pursuant to this Section 12 and on any adjustment therein contained and shall not be deemed to have knowledge of such adjustment unless and until it shall have received such notice.

                  In the event:

                  (a) the Company shall declare any dividend or distribution payable to the holders of its Common Stock; or

                  (b) there shall be any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with, or sale of all or substantially all of the assets of the Company to, another corporation or business organization; or

                  (c) of the voluntary or involuntary dissolution, liquidation, or winding up of the Company,

then the Company shall provide notice to the Warrant Agent and the holders of the Warrant Certificates as set forth in the Warrant Certificates.

                  The holders of the Warrants shall have no rights as shareholders of the Company, except as set forth in the Warrant Certificates.

                  SECTION 13. Merger, Consolidation, or Change of Name of Warrant Agent. Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the necessity for the execution or filing of any document or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor warrant agent under the provisions of Section 15. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in

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the name of the successor to the Warrant Agent; and in all such cases such
Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

                  In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign the Warrant Certificates either in its prior name or in its changed name, and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

                  SECTION 14. Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement (and no implied duties or obligations shall be read into this Agreement against the Warrant Agent) upon the following terms and conditions, by all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound:

                  (a) Correctness of Statements. The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as otherwise provided herein.

                  (b) Breach of Covenants. The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by the Company.

                  (c) Reliance on Counsel. The Warrant Agent may consult at any time with counsel of its own selection (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any holder of a Warrant Certificate in respect of any action taken, suffered, or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

                  (d) Reliance on Documents. The Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate for any action taken in reliance on any Warrant Certificate, certificate of shares, notice, resolution, waiver, consent, order, certificate, or other paper, document, or instrument (whether in its original or facsimile form) believed by it to be genuine and to have been signed, sent, or presented by the proper party or parties.

                  (e) Compensation. The Company agrees to pay to the Warrant Agent such compensation for all services rendered by the Warrant Agent while this Agreement is in effect in the administration and execution of this Agreement as set forth in Schedule I attached hereto, to reimburse the Warrant Agent for all expenses, taxes, and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the execution of this Agreement (including the reasonable fees and expenses of its counsel) and to indemnify the Warrant Agent, defend it from and save it harmless against any and all claims (whether asserted by the Company, a registered holder, or any other person), damages, losses, expenses (including taxes

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other than taxes based on the income of the Warrant Agent), liabilities, including judgments, costs, and reasonable counsel fees and expenses, for anything done or omitted by the Warrant Agent in the execution of this Agreement except as a result of the Warrant Agent's gross negligence or willful misconduct. The provisions of this Section 14(e) shall survive the expiration of the Warrants, the termination of this Agreement and the resignation or removal of the Warrant Agent, such that the Warrant Agent shall continue to enjoy the provisions of this Section 14(e) if it resigns or is removed.

                  (f) Legal Proceedings. The Warrant Agent shall be under no obligation to institute any action, suit, or legal proceeding or to take any other action likely to involve expense unless the Company or one or more registered holders of Warrant Certificates shall furnish the Warrant Agent with security and indemnity reasonably satisfactory to it for any costs and expenses that may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit, or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent and any recovery of judgment shall be for the ratable benefit of the registered holders of the Warrants, as their respective rights or interests may appear.

                  (g) Other Transactions in Securities of the Company. The Warrant Agent, and any of its stockholders, directors, officers or employees, may buy, sell, or deal in the Warrants or any other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company, or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                  (h) Liability of Warrant Agent. The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything that it may do or refrain from doing in connection with this Agreement except for its own gross negligence or willful misconduct.

                  (i) Adjustment of Exercise Price. The Warrant Agent shall not at any time be under any duty or responsibility to any holder of a Warrant Certificate to make or cause to be made any adjustment of the Exercise Price or the number of Warrant Shares or other securities or property deliverable as provided in this Agreement, or to determine whether any facts exist that may require any such adjustment, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent shall not be accountable with respect to the validity or value or the kind or amount of Warrant Shares or any other securities or property that may at any time be issued or delivered upon the exercise of a Warrant or with respect to whether any Warrant Shares or any such other securities or property will, when issued, be validly issued, fully paid, and nonassessable, and makes no representation with respect thereto.

                  (j) Written Instructions. Any application by the Warrant Agent for written instructions from the Company may, at the option of the Warrant Agent, set forth in writing any action proposed to be taken or omitted by the Warrant Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Warrant Agent shall not be liable for any action or any omission to act in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to acting or omitting to take any action, the Warrant Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

                  (k) Proper Execution. In addition to the foregoing, the Warrant Agent shall be protected and shall incur no liability for, or in respect of, any of its actions or omissions to act in connection with its administration of this Agreement if such acts or omissions are in reliance upon (i) the proper execution of the form of Notice of Exercise and the form of Investment Representation Statement and attached as Exhibits 1 and 2, respectively, to Exhibit A hereto, unless the Warrant Agent shall have actual knowledge that, as executed, such certificate is untrue, or (ii) the non-execution of such certificate including, without limitation, any refusal to honor any otherwise permissible assignment or election by reason of such non-execution.

                  SECTION 15. Change of Warrant Agent. If the Warrant Agent shall become incapable of acting as Warrant Agent, it may resign by giving 30 days written notice to the Company and the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such incapacity by the Warrant Agent, the registered holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to the Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. The Company shall be entitled, upon 30 days prior written notice to the Warrant Agent, to remove the Warrant Agent and appoint a successor to the Warrant Agent. After appointment, the successor to the Warrant Agent shall be vested with the same powers, rights, duties, and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the former Warrant Agent shall promptly deliver and transfer to the successor to the Warrant Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act, or deed necessary for the purpose. Failure to give any notice provided for in this Section 15, however, or any defect therein, shall not affect the legality or validity of the appointment of a successor to the Warrant Agent.

                  SECTION 16. Notices to Company and Warrant Agent. Any notice or demand authorized by this Agreement to be given to or made on the Company by the Warrant Agent or by the registered holder of any Warrant Certificate shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

                  Lexington Precision Corporation
                  767 Third Avenue
                  New York, New York 10017
                  Attention: President

                  The Company shall promptly notify the Warrant Agent in the event the Company ceases to maintain such office or agency and of any change in the location thereof. In case the Company shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof to any registered holder, presentations may be made and notices and demands may be served at the principal office of the Warrant Agent.

                  Any notice pursuant to this Agreement to be given to the Warrant Agent by the Company or by the registered holder(s) of any Warrant Certificate shall be sufficiently given when and if deposited in the mail, first-class or registered, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) to the Warrant Agent as follows:

                  Wilmington Trust Company
                  1100 North Market Street
                  Rodney Square North
                  Wilmington, Delaware 19890-1615
                  Attention: Corporate Trust Administration

                  SECTION 17. Supplements and Amendments. The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of the holders of Warrant Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein that may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder that the Company and the Warrant Agent may deem necessary or desirable and that shall not in any way adversely affect the interests of the holders of the Warrant Certificates. Notwithstanding anything in this Agreement to the contrary, the prior written consent of the Warrant Agent must be obtained in connection with any supplement or amendment that alters the rights or duties of the Warrant Agent. The Company and the Warrant Agent may amend any provision herein with the consent of the holders of Warrants exercisable for a majority of the Warrant Shares issuable on exercise of all outstanding Warrants.

                  SECTION 18. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

                  SECTION 19. Termination. This Agreement will terminate on August 1, 2009, or if earlier, the date on which all of the Warrants shall have been exercised. The provisions of Section 14 hereof shall survive such termination.

                  SECTION 20. Governing Law. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said state.

                  SECTION 21. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent, and the registered holders of the Warrant Certificates any legal or equitable right, remedy, or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent, and the registered holders of the Warrant Certificates.

                  SECTION 22. Counterparts. This Agreement may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                        LEXINGTON PRECISION CORPORATION

                                        By:    /s/ Michael A. Lubin
                                           -------------------------------------
                                        Name:  Michael A. Lubin
                                        Title: Chairman

                                        WILMINGTON TRUST COMPANY

                                        By:    /s/ James J. McGinley
                                           -------------------------------------
                                        Name:  James J. McGinley
                                        Title: Authorized Signer

                                                                       EXHIBIT A

CUSIP: 529529 12 5                                           WARRANT NO. LW- ___

         [The following legend is to be inserted only in the Warrant to be issued to Cede & Co.:

         UNLESS THIS WARRANT IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO LEXINGTON PRECISION CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY WARRANT ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         [The following legend is to be inserted only upon issuance or transfer of the warrant to an affiliate of the Company or upon receipt by the Warrant Agent of documentation from the Company stating that the holder is believed to be an affiliate of the Company:

         THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION. THIS WARRANT SHALL NOT BE TRANSFERRED OR PLEDGED EXCEPT IN ACCORDANCE WITH SECTION 9 HEREOF.]

         THIS WARRANT, AND THE NOTE ATTACHED HERETO, SHALL CONSTITUTE A UNIT. THIS WARRANT WILL NOT BE DETACHABLE FROM THE NOTE UNTIL AUGUST 1, 2005, AND THIS WARRANT AND THE NOTE WILL ONLY BE TRANSFERABLE AS A UNIT PRIOR TO THAT TIME. IF THE NOTE IS REDEEMED BY THE COMPANY PRIOR TO AUGUST 1, 2005, THIS WARRANT WILL REVERT TO THE COMPANY FOR NO FURTHER CONSIDERATION AND WILL BE CANCELED. THE UNIT MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED, MORTGAGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9 HEREOF.

                         LEXINGTON PRECISION CORPORATION

                        WARRANT TO PURCHASE COMMON STOCK

                               ($3.50 Per Share*)

         This certifies that, for value received, ____________________ (the "holder") is entitled to subscribe for and purchase up to __________ shares* of fully paid and nonassessable Common Stock of Lexington Precision Corporation, a Delaware corporation (the "Company"), at the price specified in Section 2 (the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth.

         This Warrant is issued under and in accordance with a Warrant Agent Agreement dated as of December __, 2003, between the Company and Wilmington Trust Company, as Warrant Agent (the "Warrant Agent Agreement"), and is subject to the terms and provisions contained in the Warrant Agent Agreement. By acceptance of this Warrant the Holder hereof consents to all the terms and provision contained in the Warrant Agent Agreement. A copy of the Warrant Agent Agreement may be obtained by the Holder of the Warrant upon written request to the Warrant Agent.

         As used herein, the term "Common Stock" shall mean the Company's presently authorized Common Stock, par value $0.25 per share, as adjusted from time to time in accordance with Section 5.

                  SECTION 1. TERM OF WARRANT. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time subsequent to 9:30 a.m., New York City Time, on or after August 1, 2005 (the "Detachment Date"), and prior to 5:00 p.m., New York City Time, on August 1, 2009; provided, however, that if the 12% Senior Subordinated Note of the Company (the "Note") with which this Warrant comprises a Unit or the 13% Junior Subordinated Note of the Company (the "Junior Note") with which this Warrant comprises a Junior Note Unit issued in connection with an exchange offer (the "Exchange Offer") made pursuant to the Company's Offering Circular Supplement dated September 18, 2003, as amended or supplemented, is redeemed prior to the Detachment Date, this Warrant shall revert to the Company for no further consideration.

                  SECTION 2. WARRANT PRICE. The Warrant Price is $3.50 per share, as adjusted from time to time pursuant to the provisions of Section 5; provided, however, that in no event shall the Warrant Price be less than the par value of the Company's presently authorized Common Stock.

                  SECTION 3. METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW
WARRANT.

                  (a) Subject to Section 1 and Section 8, the purchase right represented by this Warrant may be exercised by the holder, in whole or in part, by the surrender of this Warrant together with the Notice of Exercise and the Investment Representation Statement, each

----------------------
*    Subject to adjustment from time to time pursuant to the provisions of
     Section 5.

completed and duly executed in the form attached hereto as Exhibit A and Exhibit B, respectively, to the Company at the principal office of the Warrant Agent and by the payment to the Warrant Agent, for the account of the Company, by certified check or wire transfer of federal or other immediately available funds, of an amount equal to the then applicable Warrant Price per share multiplied by the number of shares then being purchased.

                  (b) The Company and Warrant Agent agree that the shares so purchased shall be deemed to be issued to the holder as the record owner of such shares as of the close of business on the date on which this Warrant, together with the completed and duly executed Notice of Exercise and the Investment Representation Statement, shall have been surrendered and payment made for such shares as aforesaid. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the holder promptly thereafter and, unless this Warrant has been fully exercised or expired, a new Warrant representing the unexercised and unexpired portion of this Warrant, shall also be issued to the holder promptly.

                  SECTION 4. STOCK FULLY PAID; RESERVATION OF SHARES. All shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens, and charges with respect to the issue thereof, other than restrictions upon transfer referred to herein or required under applicable federal or state securities laws. During the period within which the rights represented by this Warrant may be exercised, the Company will, at all times, have authorized and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

                  SECTION 5. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The kind of securities purchasable upon the exercise of this Warrant, the Warrant Price, and the number of shares purchasable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events as follows:

                  (a) Reclassification, Consolidation, or Merger. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation, other than a merger with another corporation in which the Company is the continuing corporation and that does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant, or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, and the Warrant Agent shall execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant and procure upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money, and/or property receivable upon such reclassification, change, consolidation, merger, or sale by a holder of one share of Common Stock. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this Section 5(a) shall similarly apply to successive reclassifications, changes, consolidations, mergers, and sales.

                  (b) Subdivision or Combination of Shares. If, at any time while this Warrant remains outstanding and unexpired, the Company shall subdivide or combine its Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination.

                  (c) Stock Dividends. If, at any time while this Warrant remains outstanding and unexpired, the Company shall pay a dividend with respect to Common Stock payable in, or make any other distribution to holders of Common Stock (except any distribution specifically provided for in Section 5(a) or Section 5(b)) of, additional shares of Common Stock, the Warrant Price shall be adjusted, from and after the record date for the determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and
(ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution and the number of shares of Common Stock purchasable upon the exercise of the rights represented by this Warrant shall be adjusted by dividing the number of shares of Common Stock purchasable immediately prior to such record date by the same fraction. In the case of issuance of shares of Common Stock as a dividend, the shares shall be deemed to have been issued at the close of business on the dividend record date. If no dividend record date is fixed, the day on which the Board of Directors of the Company adopts the resolution authorizing the dividend shall be treated as the dividend record date.

                  SECTION 6. NOTICE OF ADJUSTMENTS. Whenever the Warrant Price shall be adjusted pursuant to Section 5, the Company shall prepare promptly a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the Warrant Price after giving effect to such adjustment and the number of shares then purchasable upon exercise of this Warrant, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Warrant Agent and to the holder at the addresses specified in Section 10(d), or at such other address as may be provided to the Company in writing by the holder.

                  SECTION 7. FRACTIONAL SHARES. The Company shall not be required to issue any fractional shares of Common Stock in connection with any exercise hereunder. In the event the Company elects not to issue such fractional shares, the Company shall make a cash payment in lieu of such fractional shares upon the basis of the Warrant Price then in effect.

                  SECTION 8. COMPLIANCE WITH SECURITIES ACT. The holder, by acceptance hereof, agrees that (a) the shares of Common Stock issuable upon exercise hereof and, (b) this Warrant are being acquired solely for the holder's own account and not as a nominee for any other party, for investment purposes only, and that it will not offer, sell, assign, transfer, pledge, hypothecate, mortgage, encumber, or otherwise dispose of any of the shares of Common Stock issuable upon exercise hereof or, if the holder is an "affiliate" (as defined in Rule 144(a) promulgated under the

Securities Act of 1933, as amended (the "Act")) of the Company, this Warrant except under circumstances that will not result in a violation of the Act, or any applicable state securities laws. Upon exercise of this Warrant, the holder shall, if requested by the Company or the Warrant Agent, confirm in writing, in a form satisfactory to the Company and the Warrant Agent, that the shares of Common Stock so purchased are being acquired solely for the holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale in any transaction that would be in violation of the Act or any applicable state securities laws, subject, however, to the disposition of the holder's property being at all times within their control. All shares of Common Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend substantially in the following form:

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION STATING THAT SUCH REGISTRATION IS NOT REQUIRED. THIS SECURITY AND ANY SECURITY RECEIVED UPON THE EXERCISE HEREOF SHALL NOT BE TRANSFERRED OR PLEDGED EXCEPT IN ACCORDANCE WITH SECTION 9 OF A CERTAIN WARRANT ISSUED BY THE COMPANY AS OF DECEMBER __, 2003.

                  SECTION 9. TRANSFER.

                  (a) The holder shall not offer, sell, assign, transfer, pledge, hypothecate, mortgage, encumber, or otherwise dispose of (a) all or any of the securities issuable upon exercise of this Warrant, or (b) if the holder is an affiliate of the Company, this Warrant, except in compliance with applicable federal and state securities laws (including the delivery by the transferor and the transferee of investment representation letters and legal opinions reasonably satisfactory to the Company and the Warrant Agent, if such are requested by the Company or the Warrant Agent).

                  (b)      Subject to compliance with the terms of Section 8 and
Section 9(a), this Warrant and all rights hereunder are transferable, in whole or in part, at the office of the Warrant Agent by the holder in person or by its duly authorized attorney, upon surrender of this Warrant properly endorsed; provided, however, that prior to August 1, 2005, this Warrant shall only be transferable together with the Note or Junior Note with which this Warrant comprises a Unit or a Junior Note Unit, respectively issued in connection with the Exchange Offer. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable; provided, however, that the last holder of this Warrant, as registered on the warrant register (the "Warrant Register") maintained by the Warrant Agent, may be treated by the Company, the Warrant Agent, and all other persons dealing with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant, any notice to the contrary notwithstanding, unless and until such holder seeks to transfer registered ownership of this Warrant on the Warrant Register and such transfer is effected.

                  SECTION 10. MISCELLANEOUS.

                  (a) No Rights as Stockholder. No holder of a Warrant shall be entitled to vote or receive dividends on or be deemed for any other purpose the holder of any Common Stock or any other securities of the Company that may at any time be issuable upon the exercise hereof, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights, or otherwise until this Warrant shall have been exercised and the shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

                  (b) Replacement. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft, or destruction, upon delivery of an indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, and the Warrant Agent will countersign, in lieu of this Warrant, a new Warrant of like tenor.

                  (c)      Notice of Capital Changes. In the event:

                           (i)      The Company shall declare any dividend or
distribution payable to the holders of its Common Stock;

                           (ii)     There shall be any capital reorganization or
reclassification of the capital stock of the Company, or any consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or business organization; or

                           (iii)    There shall be a voluntary or involuntary
dissolution, liquidation, or winding up of the Company;

then, in any one or more of said cases, the Company shall give the holder and the Warrant Agent written notice, in the manner set forth in Section 10(d), of the date on which a record shall be taken for such dividend or distribution or for determining stockholders entitled to vote upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up and of the date on which any such transaction shall take place, as the case may be. Such written notice shall be given at least 20 days prior to the transaction in question and not less than 10 days prior to the record date in respect thereof.

                  (d) Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by a nationally recognized overnight courier, as follows:

                  If to the Company:

                           Lexington Precision Corporation
                           767 Third AVE
                           New York, NY  10017
                           Attention:  President

                  If to the holder:

                           at  the  address  of  the   registered
                           holder then  maintained on the Warrant
                           Register.

                  If to the Warrant Agent:

                           (i)      by registered or certified mail:

                           Wilmington Trust Company
                           DC-1615
                           Reorg Services
                           P.O. Box 8861
                           Wilmington, DE 19899-8861
                           Attention: Aubrey Rosa

                           (ii)     by hand delivery or overnight courier:

                           Wilmington Trust Company
                           Reorg Services
                           1100 North Market ST
                           Rodney Square North
                           Wilmington, DE 19890-1615
                           Attention: Aubrey Rosa

All such notices (other than notices of exercise of this Warrant, which shall be deemed to have been received only upon actual receipt thereof by the Warrant Agent) and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of a nationally recognized overnight courier, on the next business day after the date when sent, and (iii) in the case of mailing, on the third business day following the date on which the piece of mail containing such communication has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

                  (e) No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions in this Warrant.

                  (f) Governing Law. Except to the extent that the General Corporation Law of the State of Delaware may govern this Warrant by virtue of the fact that the Company is incorporated under the laws of the State of Delaware, this Warrant shall be governed by and construed under the laws of the State of New York without regard to its conflict of laws rules or principles.

                  (g) Countersignature. This Warrant shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated: _____________

                                          LEXINGTON PRECISION CORPORATION

                                          By:___________________________________
                                          Name:_________________________________
                                          Title: _______________________________

                                                     - and -

                                          By:___________________________________
                                          Name:_________________________________
                                          Title: _______________________________

COUNTERSIGNED:

WILMINGTON TRUST COMPANY
as Warrant Agent

By: _______________________________
Name: _____________________________
Title: ____________________________

                                   Exhibit A to Warrant to Purchase Common Stock

                               NOTICE OF EXERCISE

TO:  Lexington Precision Corporation

                  1. The undersigned hereby elects to purchase ________ shares of the Common Stock of Lexington Precision Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

                  2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                         ______________________________
                                     (Name)

                         ______________________________
                         ______________________________
                                    (Address)

                  3. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

_____________________________                   ________________________________
                   (Date)                           (Name of Warrant Holder)

                                                By:_____________________________

                                                Title:__________________________

                                   Exhibit B to Warrant to Purchase Common Stock

                       INVESTMENT REPRESENTATION STATEMENT

                  The undersigned hereby represents to Lexington Precision Corporation (the "Company") and to Wilmington Trust Company, as Warrant Agent, as follows:

                  The securities to be received upon the exercise of the Warrant to which this Statement is an exhibit (the "Warrant") will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of offering, selling, granting participation in, or otherwise distributing the same in any transaction that would be in violation of applicable federal or state securities laws, but subject to any requirement of law that the disposition of its property shall at all times be within its control. By executing this Statement, the undersigned further represents that it does not have any contract, undertaking, agreement, or arrangement with any person to offer, sell, transfer, grant participations in, or otherwise distribute to such person or to any third person any securities issuable upon exercise of the Warrant.

                  The undersigned acknowledges that the securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the "Act"), or any applicable state securities laws on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein. The undersigned represents that it is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Act as presently in effect or a "qualified institutional buyer" within the meaning of Rule 144A under the Act as presently in effect.

                  The undersigned agrees that in no event will it make a disposition of any securities acquired upon the exercise of the Warrant unless and until (a) it shall have notified the Company of the proposed disposition and shall have furnished to the Company a statement of the circumstances surrounding the proposed disposition, and (b) it shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (i) appropriate action necessary for compliance with the Act and any applicable state securities laws has been taken and an exemption from the registration requirements of the Act and such laws is available, and (ii) the proposed transfer will not violate any of said laws.

                  The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this Statement, that it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of their investments, and that it has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information that it considered necessary to verify the accuracy of or to amplify on the Company's disclosures, and that it has had all questions asked by it satisfactorily answered by the Company.

                  The undersigned acknowledges that the securities issuable upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Act that permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for such securities, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the securities, the sale being executed through a "broker's transaction" or in transactions directly with "market makers" (as provided by Rule 144(f)) and the number of securities being sold during any three-month period not exceeding specified limitations.

_____________________________                   ________________________________
                   (Date)                           (Name of Warrant Holder)

                                                By:_____________________________

                                                Title:__________________________

                                   SCHEDULE I
                          COMPENSATION OF WARRANT AGENT


                                      A-13